UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 30, 2008

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement.

The Stockholder Agreement

Comstock Resources, Inc. (the "Company") has entered into a Stockholder Agreement,  dated as of April 30, 2008 (the "Stockholder Agreement"), with Stone Energy Corporation  ("Stone Energy") concurrent with Stone Energy's entering into an Agreement and Plan of Merger, dated as of April 30, 2008 (the "Merger Agreement"), with Bois d'Arc Energy, Inc. ("Bois d'Arc").

The Merger Agreement contemplates that Bois d'Arc, a 49% owned subsidiary of the Company, will be merged with and into a subsidiary of Stone Energy (the "Merger"), and each outstanding share of Bois d'Arc common stock shall be converted into the right to receive (a) 0.165 shares of the common stock of Stone Energy, and (b) cash in an amount equal to $13.65.

By entering into the Stockholder Agreement, the Company has agreed to vote in favor of the merger.  The Company has made various representations, warranties and covenants in the Stockholder Agreement, including, among others, agreeing to a lock-up period of one year during which the Company has agreed to not sell shares of Stone Energy acquired by the Company as a result of the Merger, subject to limited exceptions.

Consummation of the Merger is subject to various conditions, including, among others, the approval and adoption of the Merger Agreement by the Company's and Stone Energy's stockholders, regulatory approvals and other customary conditions.

The foregoing description of the Stockholder Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stockholder Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure.

On April 30, 2008, Comstock Resources, Inc. issued a press release announcing that its 49% owned subsidiary, Bois d'Arc Energy, Inc. had entered into a definitive merger agreement and that the Company had entered into a stockholder agreement in which it had agreed to vote in favor of the Merger, a copy of which is furnished as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Stockholder Agreement, dated as of April 30, 2008, by and among Stone Energy Corporation and Comstock Resources, Inc.

99.1	Press release dated April 30, 2008.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed "furnished" and not "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: April 30, 2008	By:	/s/ M. JAY ALLISON
M. Jay Allison
President and Chief Executive Officer

INDEX TO EXHIBITS

10.1	Stockholder Agreement, dated as of April 30, 2008, by and among Stone Energy Corporation and Comstock Resources, Inc.

99.1	Press release dated April 30, 2008.